Supplement dated May 6, 2013
to the
USFS Funds Limited Duration Government Fund
Summary Prospectus, Prospectus and Statement of Additional Information
dated March 28, 2013

This supplement amends the Summary Prospectus, Prospectus and Statement of Additional Information of the USFS Funds Limited Duration Government Fund (the “Fund”), a series of USFS Funds Trust, dated March 28, 2013.

Effective May 8, 2013, John P. Culhane will no longer serve as a portfolio manager for the Fund, and all references to Mr. Culhane in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are deleted in their entirety.

James E. Habanek will continue to serve as the portfolio manager responsible for the day-to-day investment decisions for the Fund.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.